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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                ---------------
                                    FORM 8-K
                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934




                              SEPTEMBER 18, 1998


                DATE OF REPORT (DATE OF EARLIEST EVENT RECORDED)



                               BB&T CORPORATION
            (Exact name of registrant as specified in its charter)


                       COMMISSION FILE NUMBER : 1-10853



                  NORTH CAROLINA                                 56-0939887
           (State of Incorporation)                 (I.R.S. Employer Identification No.)

                 200 WEST SECOND STREET
             WINSTON-SALEM, NORTH CAROLINA                        27101
       (Address of Principal Executive Offices)                (Zip Code)

                                 (336) 733-2000
              (Registrant's Telephone Number, Including Area Code)




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                          This Form 8-K has 51 pages.



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

ITEM 5. OTHER EVENTS

     On July 1, 1998, BB&T Corporation completed its merger with Franklin Bancorporation, Inc. ("Franklin"), of Washington, D.C. To consummate the transaction, Franklin shareholders received .70 shares of BB&T common stock (after giving effect to the 2-for-1 stock split effective August 3, 1998) in exchange for each share of Franklin common stock held, resulting in the issuance of 2.5 million shares (4.9 million shares on a post-split basis) of BB&T common stock. The transaction was accounted for as a pooling-of-interests. Accordingly, the consolidated financial statements (including notes to consolidated financial statements), and supplemental financial information contained in BB&T's Current Report on Form 8-K dated May 13, 1998, for the years ended December 31, 1997, 1996 and 1995, restated for the accounts of Franklin, are included in this Current Report on Form 8-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS



  EXHIBIT     DESCRIPTION
-----------   ----------------------------------------------------
   11         Statement re Computation of Earnings Per Share.        Filed herewith as Note R. of the
                                                                     "Notes to Consolidated Financial
                                                                     Statements."
   23         Consent of Independent Public Accountants.             Filed herewith on page 3.

   27         Financial Data Schedule.                               Filed herewith as an exhibit to the
                                                                     electronically filed document as
                                                                     required.

  99.1        Report of Independent Public Accountants.              Filed herewith on page 4.

  99.2        BB&T's restated audited financial statements and       Filed herewith beginning on page 5.
              notes thereto, including the accounts of Franklin.

  99.3        BB&T's restated Securities Act Guide 3 statistical     Filed herewith beginning on page 39.
              disclosures, including the accounts of Franklin.




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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BB&T CORPORATION
                                        (Registrant)



                                   By: /s/  SHERRY A. KELLETT
                                      ------------------------------------
                                           Sherry A. Kellett
                                  SENIOR EXECUTIVE VICE PRESIDENT AND CONTROLLER
                                       (PRINCIPAL ACCOUNTING OFFICER)

Date: September 18, 1998.

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